EXHIBIT 10.46
SPECIAL WARRANTY DEED

BOWLIN TRAVEL CENTERS, INC., a Nevada corporation (hereinafter referred to as "Grantor"), for consideration of certain good and valuable consideration paid to Grantor by the PUEBLO OF LAGUNA, a federally recognized Indian Tribe (hereinafter referred to as "Grantee"), the receipt and sufficiency of which is hereby acknowledged, hereby GRANTS, BARGAINS, SELLS, AND CONVEYS unto Grantee all of the real property in Bernalillo County, New Mexico more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all buildings, improvements and fixtures located thereon, and the rights, ways, privileges and appurtenances pertaining thereto, with special warranty covenants,

SUBJECT, HOWEVER, TO taxes for the year 2007 and subsequent years; and the matters set forth in Exhibit B attached hereto and incorporated herein by reference.

   Witness my hand and seal this 24th day of May, 2007.

BOWLIN TRAVEL CENTERS, INC.,
a Nevada corporation

/s/ Michael L. Bowlin

Print Name: Michael L. Bowlin
Its: President

STATE OF NEW MEXICO	()
()
COUNTY OF BERNALILLO	()

This instrument was acknowledged before me on May 24th, 2007, by Michael L. Bowlin, on behalf of BOWLIN TRAVEL CENTERS, INC., a Nevada corporation.

/s/ Sue Dunworth

Notary Public, State of New Mexico

My Commission Expires:	Notary's Printed Name:
August 20, 2007	Sue Dunworth

EXHIBIT A
To Special Warranty Deed

Legal Description
PARCEL I:

Tract Lettered “A” of the Plat of Division of LAND OF MRS. LULA M. BRIDGES, Bernalillo County, New Mexico, as the same is shown and designated on the plat thereof, filed in the office of the County Clerk of Bernalillo County, New Mexico on July 27, 1971 in Volume B5, Folio 192; TOGETHER WITH A Northerly portion of the LANDS OF GEORGE T. HILL, Town of Atrisco Grant, Bernalillo County, New Mexico, as the same is shown and designated on the plat thereof, filed in the office of the County Clerk of Bernalillo County, New Mexico on February 11, 1952 in Volume A1, Folio 099; TOGETHER WITH A certain tract of land situate within Projected Section 3, Township 9 North, Range 1 West of the N.M.P.M., Bernalillo County, New Mexico, Being adjacent to the Northerly line of said LANDS OF GEORGE T. HILL, all being more particularly described as follows:

Beginning at the Southwest corner of the herein described “PARCEL I”, being a No.5 Rebar, and being a point on the Northerly line of Interstate 40, frontage road (NMP 1-040-3(31)137); Thence N12°23'20"W, a distance of 1042.71 feet to a point, being a 1” Iron Pipe; Thence S83°57'47"W, a distance of 101.19 feet to a point; Thence N09°07'43"W, a distance of 640.46 feet to a point, being the Northwest corner of “PARCEL I”; Thence S89°06'14"E, a distance of 915.03 feet to a point, being a No.4 Rebar, #11463, and being the Northeast corner of “PARCEL I”; Thence S13°59'07"E, a distance of 1206.02 feet to a point, being a No.4 Rebar, #11463; Thence N74°58'17"E, a distance of 146.70 feet to a point, being a No.4 Rebar, #11463; Thence S15°05'50"E, a distance of 129.77 feet to a point, being a No.4 Rebar, #11463; Thence S74°58'17"W, a distance of 230.00 feet to a point, being a No.4 Rebar, #11463; Thence S15°05'46"E, a distance of 125.04 feet to a point, being the Southeast corner of “PARCEL I”, and being a point on the Northerly line of Interstate I-40, frontage road (NMP 1-040-3(31)137); Thence southwesterly along said Interstate 40 right of way line on a curve (radius=2414.69', chord=S75°57'39"W, a distance of 126.94 feet) delta=3°00'45", through an arc to the right a distance of 126.95 feet to a point, being R/W cap 8060, #11599; Thence along said Interstate 40 right of way line, S77°28'01"W, a distance of 298.81 feet to a point, being R/W cap 8059, #11599; Thence southwesterly along said Interstate 40 right of way line on a curve (radius=2670.60', chord=S76°10'31"W, a distance of 121.82 feet) delta=2°36'50", through an arc to the left a distance of 121.83 feet to a point, being R/W cap 8058, #11599; Thence along said Interstate 40 right of way line, S74°50'12"W, a distance of 241.61 feet to the Southwest corner of “PARCEL I” and said point of beginning.

PARCEL II:

Tract B-1 of Plat of Tract B-1, “LANDS OF BOWLIN”, as the same is shown and designated on the plat thereof, filed in the office of the County Clerk of Bernalillo County, New Mexico on October 5, 1993 in Volume 93C, Folio 288, records of Bernalillo County, New Mexico; EXCEPTING FROM PARCEL I and II those portions conveyed to the New Mexico State Highway and Transportation Department by Warranty Deeds recorded April 5th, 2000 in Book A4, pages 2706 and 2707 as Document Nos. 2000032849 and 2000032850, records of Bernalillo County, New Mexico, all being more particularly described as follows:

Beginning at the Southwest corner of the herein described “PARCEL II”, being a point on the Northerly line of Interstate 40, frontage road (NMP 1-040-3(31) 137); Thence N15°05'46"W, a distance of 125.04 feet to a point, being the Northwest corner of “PARCEL II”; Thence N74°58'17"E, a distance of 230.00 feet to a point, being a No.4 Rebar, #11463; Thence N74°58'17"E, a distance of 100.00 feet to a point; Thence S15°02'56"E, a distance of 10.00 feet to a point; Thence N74°57'04"E, a distance of 82.53 feet to a point; Thence northeasterly on a curve (radius=527.00', chord=N65°34'34"E, a distance of 171.69 feet) delta=18°45'00", through an arc to the left a distance of 172.46 feet to a point; Thence N53°31'18"E, a distance of 203.50 feet to a point; Thence northeasterly on a curve (radius=1001.00', chord=N74°57'23"E, a distance of 643.52 feet) delta=37°30'00", through an arc to the right a distance of 655.15 feet to a point, being a “spike found”; Thence S86°17'37"E, a distance of 169.91 feet to a point, being the Northeast corner of “PARCEL II” and also being a No.4 Rebar, #11463; Thence S03°27'27"W, a distance of 63.97 feet to a point, being the Southeast corner of “PARCEL II”, being a point on the Northerly line of Interstate 40, frontage road (NMP 1-040-3(31)137), and being R/W cap 8067, #11599; Thence along said Interstate 40 right of way line, S81°50'44"W, a distance of 55.03 feet to a point, being R/W cap 8066, #11599; Thence southwesterly along said Interstate 40 right of way line on a curve (radius=3051.18', chord=S75°59'55"W, a distance of 621.10 feet) delta=11°41'00", through an arc to the left a distance of 622.18 feet to a point, being R/W cap 8065, #11599; Thence along said Interstate 40 right of way line, S70°09'01"W, a distance of 490.72 feet to a point, being R/W cap 8064, #11599; Thence along said Interstate 40 right of way line, S37°06'58"W, a distance of 96.14 feet to a point, being R/W cap 8063, #11599; Thence along said Interstate 40 right of way line, S70°03'54"W, a distance of 135.04 feet to a point; Thence southwesterly along said Interstate 40 right of way line on a curve (radius=2414.69', chord=S72°18'48"W, a distance of 180.45 feet) delta=4°16'57", through an arc to the right a distance of 180.49 feet to a point, being the Southwest corner of “PARCEL II” and said point of beginning.

PARCEL III:

A certain tract of land situate within projected Section 3, Township 9 North, Range 1 West of the N.M.P.M., Bernalillo County, New Mexico, being more particularly described as follows:

Beginning at the Northwest corner of the herein described “PARCEL III”, from which point the section corner common to sections 3 and 4, T.9N. and sections 33 and 34, T.10N., R.1W., N.M.P.M., being an aluminum stamped cap, #11599, bears N.13°59'07"W. a distance of 153.19 feet, thence N.05°47'23"E., a distance of 2122.80 feet to said section corner; Thence from point of beginning, S.89°06'35"E., a distance of 4928.09 feet to a point, being a No.5 Rebar, #11608, being the Northeast corner of “PARCEL III” and being a point on the Northerly line of Interstate 40, frontage road (NMP 1-040-3(31) 137); Thence along said Interstate 40 right of way line, S74°56'46"W, a distance of 2207.69 feet to a point, being R/W cap 8071, #11599; Thence southwesterly along said Interstate 40 right of way line on a curve (radius=2559.05', chord=S78°43'27"W, a distance of 279.59 feet) delta=6°15'47", through an arc to the right a distance of 279.73 feet to a point, being R/W cap 8070, #11599; Thence along said Interstate 40 right of way line, S81°50'21"W, a distance of 611.03 feet to a point, being R/W cap 8069, #11599; Thence along said Interstate 40 right of way line, N84°07'23"W, a distance of 135.22 feet to a point, being R/W cap 8068, #11599; Thence along said Interstate 40 right of way line, S81°50'27"W, a distance of 66.78 feet to a point, being R/W cap 8067, #11599; Thence N03°27'27"E, a distance of 63.97 feet to a point, being a No.4 Rebar, #11463; Thence N86°17'37"W, a distance of 169.91 feet to a point, being a “spike found”; Thence southwesterly on a curve (radius=1001.00', chord=S74°57'23"W, a distance of 643.52 feet) delta=37°30'00", through an arc to the left a distance of 655.15 feet to a point; Thence S53°31'18"W, a distance of 203.50 feet to a point; Thence southwesterly on a curve (radius=527.00', chord=S65°34'34"W, a distance of 171.69 feet) delta=18°45'00", through an arc to the right a distance of 172.46 to a point; Thence S74°57'04"W, a distance of 82.53 feet to a point; Thence N15°02'56"W, a distance of 10.00 feet to a point; Thence S74°58'17"W, a distance of 100.00 feet to a point, being a No.4 Rebar, #11463; Thence N15°05'50"W, a distance of 129.77 feet to a point, being a No.4 Rebar, #11463; Thence S74°58'17"W, a distance of 146.70 feet to a point, being the Southwest corner of “PARCEL III”, and being a No.4 Rebar, #11463; Thence N13°59'07"W, a distance of 1052.83 feet to a point, being the Northwest corner of “PARCEL III” and said point of beginning.

EXHIBIT B
To Special Warranty Deed

Permitted Exceptions

1.	Reservations contained in Patent from the United States of America to the Town of Atrisco Grant, recorded August 21, 1905 in Book 35, page 91, records Bernalillo County, New Mexico.

2.	Right-of-Way Easement recorded June 23, 1930 in Book 112, page 345, records Bernalillo County, New Mexico.

3.	Right-of-Way Easement recorded December 14, 1953 in Book D 263, page 251, records Bernalillo County, New Mexico.

4.	Right-of-Way Easement recorded December 14, 1953 in Book D 263, page 253, records Bernalillo County, New Mexico.

5.
Easement granted to Public Service Company of New Mexico, a New Mexico corporation and the Mountain States Telephone and Telegraph Company, a Colorado corporation, recorded December 20, 1965 in Book D 793, page 4, records Bernalillo County, New Mexico.

6.	Omitted on purpose

7.	Omitted on purpose.

8.	Omitted on purpose.

9.	Omitted on purpose.

10.	Omitted on purpose.

11.	Omitted on purpose.

12.
Right of Way and Easement granted to PNM Gas Services, an unincorporated division of Public Service Company of New Mexico, a New Mexico corporation by instrument recorded February 12, 2003 in Book A50, page 2775 as Document No. 2003022818, records of Bernalillo County, New Mexico.

13.
Easement granted to Public Service Company of New Mexico, a New Mexico corporation and Qwest Corporation by instrument recorded March 19, 2003 in Book A52, page 4352 as Document No. 2003044438, records of Bernalillo County, New Mexico.

14.
Right of Way and Easement granted to PNM Gas Services, an unincorporated division of Public Service Company of New Mexico, a New Mexico corporation by instrument recorded December 5, 2003 in Book A69, page 7553 as Document No. 2003218017, records of Bernalillo County, New Mexico.

15.	Easements and other matters, as shown and/or provided for on the recorded plat, recorded October 5, 1993 in Volume 93C, folio 288, records of Bernalillo County, New Mexico.

16.	Omitted on purpose.

17.	Omitted on purpose.

18.	Omitted on purpose.

19.	Any consequences arising out of the failure to record a Land Division and/or Summary Plat of the insured premises in the office of the County Clerk of Bernalillo County, New Mexico.

20.	Omitted on purpose.

21.
Matters disclosed by that certain ALTA/ACSM Land Title Survey dated May 17, 2007, prepared by Brian K. McClintock, N.M.P.S. No. 11597, and recorded May 18, 2007 in Book 2007S, page 34 as Document No. 2007073726, records of Bernalillo County, New Mexico.

22.	Reservations contained in the Quitclaim Deed recorded in Book A36, page 2943 as Document No. 20020063133, records of Bernalillo County, New Mexico.

23.	Lease as evidenced by Memorandum of Lease Agreement recorded May 9, 2007 in Book A136, page 8769 as Document No. 2007068907, records of Bernalillo County, New Mexico.